UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 28, 2016

HENNESSY CAPITAL ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-37509	47-3913221
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana Street, Suite 900 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 300-8242

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 28, 2016, Hennessy Capital Acquisition Corp. II (the “Company” or “HCAC”) issued a press release (the “Press Release”) announcing that it has reached an agreement in principle with funds affiliated with Trilantic Capital Management L.P. (together with its sponsored funds, “Trilantic North America”) pursuant to which Trilantic North America will purchase a minimum of $125 million of shares of common stock from the Company and up to an additional $75 million of shares of the Company’s common stock, in connection with the closing of the Company’s proposed merger (the “Business Combination”) with USI Senior Holdings, Inc. (“USI”), which, through its subsidiaries, conducts its business under the “USI” name. The net proceeds from the purchase are anticipated to be used to fund any stockholder redemptions and finance a portion of the cash merger consideration to be paid to USI’s stockholders in the Business Combination. The agreement in principle with Trilantic North America is non-binding and subject to confirmatory due diligence by Trilantic North America and the negotiation and execution of definitive transaction agreements.

In the Press Release, the Company also announced that it will postpone its special meeting of stockholders (the “Special Meeting”) to approve the Business Combination and other matters (as described in the Company’s definitive proxy statement dated June 10, 2016) from June 29, 2016 to July 21, 2016, at 9:00 a.m., Eastern time, at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019 and extend the deadline for the Company’s stockholders to exercise their redemption rights in connection with the Business Combination to 5:00 p.m., Eastern time on July 19, 2016 (two business days before the Special Meeting). Only holders of the Company’s common stock at the close of business on June 6, 2016 are entitled to vote at the Special Meeting.

A copy of the Press Release issued by the Company is attached as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Additional Information About the Business Combination and Disclaimer

The Business Combination will be submitted to stockholders of the Company for their consideration. The Company filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on June 10, 2016 in connection with the Business Combination and other matters and intends to file with the SEC a supplement to its definitive proxy statement in connection with the investment by Trilantic North America. The Company mailed its definitive proxy statement and other relevant documents on June 13, 2016 and, when available, will mail the supplement to the definitive proxy statement to its stockholders as of the June 6, 2016 record date established for the Special Meeting. The Company’s stockholders and other interested persons are advised to read the definitive proxy statement and any other relevant documents (including, once available, the supplement to the Company’s definitive proxy statement) that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Special Meeting because these documents contain important information about the Company, USI and the Business Combination. Stockholders may also obtain a copy of the definitive proxy statement as well as other relevant documents (including, once available, the supplement to the Company’s definitive proxy statement) that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Hennessy Capital Acquisition Corp. II, Attn: Nicholas A. Petruska, Executive Vice President, Chief Financial Officer and Secretary, 700 Louisiana Street, Suite 900, Houston, Texas, 77002 or by telephone at (713) 300-8242.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from the Company’s stockholders in respect of the Business Combination. Information regarding the Company’s directors and executive officers and a description of their direct and indirect interests in the Company, by security holdings or otherwise, is contained in the Company’s definitive proxy statement filed by the Company with the SEC on June 10, 2016, and which can be obtained free of charge from the sources indicated above.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements with respect to the benefits of the Business Combination, the future financial performance of the Company following the Business Combination, changes in the market for USI’s services, and expansion plans and opportunities, including future acquisition or additional business combinations are based on current information and expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against USI or the Company in connection with the Business Combination and related transactions; (3) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of the Company, consummate the anticipated debt financing or satisfy other conditions to the closing of the Business Combination; (4) the ability of HCAC and Trilantic North America to agree upon the terms of definitive documentation reflecting their agreement in principle; (5) the ability to obtain or maintain the listing of the Company’s securities on the NASDAQ Capital Market following the Business Combination; (6) the risk that the Business Combination disrupts the parties’ current plans and operations as a result of the consummation of the transactions described herein; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the combined business to grow and manage growth profitably; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that USI or the Company may be adversely affected by other economic, business, and/or competitive factors; and (11) other risks and uncertainties indicated in the definitive proxy statement filed by the Company on June 10, 2016 and, once available, in the supplement to the definitive proxy statement, in connection with the Business Combination, including those under “Risk Factors” therein, and other factors identified in the Company’s prior and future filings with the SEC, available at www.sec.gov.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Description
99.1	Press Release dated June 28, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2016	HENNESSY CAPITAL ACQUISITION CORP. II

	By:	/s/ Daniel J. Hennessy
	Name:	Daniel J. Hennessy
	Title:	Chief Executive Officer

EXHIBIT INDEX

Number	Description
99.1	Press Release dated June 28, 2016

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